UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2018

UBIQUITI NETWORKS, INC.
(Exact name of registrant as specified in its charter)

001-35300	Delaware	32-0097377
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
685 Third Avenue, 27th Floor
New York, New York 10017

(Address of principal executive offices, including zip code)
(646) 780-7958
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. [ ]

Item 2.02	Results of Operations and Financial Condition.

On February 8, 2018, Ubiquiti Networks, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal quarter ended December 31, 2017. A copy of the press release is attached to hereto as Exhibit 99.1.

The Company hereby furnishes the information relating to its preliminary financial results for the fiscal quarter ended December 31, 2017 set forth in the press release issued on February 8, 2018 and which is incorporated herein by reference. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the Securities and Exchange Commission (the “SEC”) shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On November 8, 2017, the Board of Directors of the Company (the “Board”) approved a $50 million stock repurchase program (the “November Program”). Under the November Program, the Company may repurchase up to $50 million of its common stock. The November Program expires on December 31, 2018. As part of the November Program, shares may be purchased from time to time, depending upon market conditions, in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act. The timing, manner, price and amount of any repurchases will be determined in the Company’s discretion and the November Program may be suspended, terminated or modified at any time for any reason. The November Program does not obligate the Company to acquire any specific number of shares, and all open market repurchases will be made in accordance with Rule 10b-18 of the Exchange Act, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. As of February 8, 2018, the Company had $50 million available under the November Program.

On February 6, 2018, the Board approved a new $150 million stock repurchase program (the “New Program”). Under the New Program, the Company may repurchase up to $150 million of its common stock. The New Program expires on December 31, 2018. As part of the New Program, shares may be purchased from time to time, depending upon market conditions, in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act. The timing, manner, price and amount of any repurchases will be determined in the Company’s discretion and the New Program may be suspended, terminated or modified at any time for any reason. The New Program does not obligate the Company to acquire any specific number of shares, and all open market repurchases will be made in accordance with Rule 10b-18 of the Exchange Act, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 8, 2018*

*
Exhibits 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

Forward Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this Current Report on Form 8-K that could be deemed forward-looking statements include statements regarding our expectations for our financial results for the third fiscal quarter of 2018 and full fiscal year 2018 and statements regarding expectations related to the repatriation of foreign earnings under recent federal tax reform, our cash position, expenses, days sales outstanding in accounts receivable, number of distributors and resellers, shipments, the roll-out of our consumer retail channel, the introduction of new consumer products, gross margin, research and development, sales, general and administrative expenses, tax rates, inventory turns, growth opportunities, demand and long term global environment for our products, new products, and financial performance estimates including revenues and GAAP diluted EPS for the Company’s third fiscal quarter of 2018 and full fiscal year 2018, and any statements or assumptions underlying any of the foregoing. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors’ inventory management practices; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally; impact of counterfeiting and our ability to contain such impact; our reliance on a limited number of distributors; inability of our contract manufacturers and suppliers to meet our demand; our dependence on Qualcomm Atheros for chipsets without a short-term alternative; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets; our ability to keep pace with technological and market developments; success and timing of new product introductions by us and the performance of our products generally; our ability to effectively manage the significant increase in our transactional sales volumes; we may become subject to warranty claims, product liability and product recalls; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U.S. export control and economic sanctions laws; costs related to responding to government inquiries related to regulatory compliance; our reliance on the Ubiquiti Community; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J. Pera; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; whether the final determination of our income tax liability may be materially different from our income tax provisions; the impact of any intellectual property litigation and claims for indemnification; litigation related to U.S. Securities laws; and economic and political conditions in the United States and abroad. We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2017, and subsequent filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC's website at www.sec.gov. Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt.com or by visiting the Investor Relations section of the Ubiquiti Networks website, http://ir.ubnt.com. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date made. Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI NETWORKS, INC.

February 8, 2018	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 8, 2018*

*
Exhibits 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.